Mar. 01, 2016

American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
Veedot® Fund
Supplement dated July 7, 2016 ■ Summary Prospectus dated March 1, 2016 (as revised March 21, 2016) and Prospectus dated March 1, 2016

The Veedot Fund is renamed the Adaptive Equity Fund effective as of September 7, 2016. All references to Veedot Fund are hereby replaced with Adaptive Equity Fund. Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities. Equity securities include common stock, preferred stock and equity equivalents. The fund may change this 80% policy only upon 60 days' prior written notice to shareholders.

Effective July 1, 2016 the fund’s investment advisor has selected a different index to be included in the Average Annual Total Returns table for comparison purposes. The advisor believes the Russell 1000® Index is more reflective of the fund’s strategy.